Exhibit 99.3

Q3 2016 EARNINGS NOVEMBER 2016

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking” statements relating to RealPage, Inc.’s expected, possible or assumed future results; expectations regarding continued investment in product development initiatives and their effects on future product innovation and efficiency in delivering the RealPage platform to clients; and RealPage’s long-term revenue and adjusted EBITDA margin objectives. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The company may be required to revise its results upon finalizing its review of quarterly and full year results, which could cause or contribute to such differences. Additional factors that could cause or contribute to such differences include, but are not limited to, the following: (a) the possibility that general economic conditions, including leasing velocity or uncertainty, could cause information technology spending, particularly in the rental housing industry, to be reduced or purchasing decisions to be delayed; (b) an increase in insurance claims; (c) an increase in customer cancellations; (d) the inability to increase sales to existing customers and to attract new customers; (e) RealPage, Inc.’s failure to integrate acquired businesses and any future acquisitions successfully or to achieve expected synergies; (f) the timing and success of new product introductions by RealPage, Inc. or its competitors; (g) changes in RealPage, Inc.’s pricing policies or those of its competitors; (h) legal or regulatory proceedings; (i) the inability to achieve revenue growth or to enable margin expansion; and (j) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission (“SEC”) by RealPage Inc., including its Quarterly Report on Form 10-Q previously filed with the SEC on August 3, 2016. All information provided in this release is as of the date hereof and RealPage Inc. undertakes no duty to update this information except as required by law.In the company’s earnings releases, conference call remarks, slide presentations, and webcasts, the company may use or discuss non-GAAP financial measures, as defined by Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in this presentation. For such non-GAAP reconciliations, please reference this presentation, the Investor Relations section of www.realpage.com, and the company’s most recent SEC filings.. A reconciliation between GAAP and non-GAAP measures is included in the appendix to this presentation and is available on the Investor Relations portion of the website www.realpage.com. This presentation should also be used in conjunction with the company’s IR Fact Sheet and “Explanation of Non-GAAP Financial Measures,” both previously furnished to the SEC by Form 8-K filed on August 3, 2016.RealPage is a registered trademark of RealPage, Inc. This presentation also contains additional trademarks and service marks of ours and of other companies. We do not intend our use or display of other companies’ trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, these other companies. 2

STEVE WINNCHAIRMAN & CEO

REALPAGE OVERVIEW 4 Strong Q3’16 financial performanceQ3’16 Non-GAAP total revenue growth of 22%Q3’16 Non-GAAP on demand subscription growth of 24%Q3’16 operating cash flow growth of 126%Q3’16 Adjusted EBITDA growth of 36%230 basis point of expansion YOY

PLATFORM & SUITE STRATEGY GAINING STEAM

- Vision: Enabling property owners and managers to leverage our massive data analytics capabilities and comprehensive suite of solutions to fundamentally transform the operational and transactional elements of their businesses to outperform
- Significant multiple solution suite deals ~ new logo and expansion, BI & Accounting driving
  - 20,000+ units ~ 34,000 unit client began to deploy ~20 solutions with initial RPU of $50
  - 5,000 – 20,000 units ~ 1 new logo deal with 6,000 unit client to deploy ~10 solutions with initial RPU of nearly $80
  - Less than 5,000 units ~ 2 new logo and 1 expansion deal – all suite deals deploying at least 15 solutions

5

REALPAGE Outperform

RENTAL HOUSING CONTINUES TO TEST PEAK OCCUPANCY LEVELS ~ SOFTNESS IN CERTAIN METROS

- Occupancy at 96.5% in Q3'16
- Occupancy at peak rate for current economic cycle
- Rents grew 4.0% in Q3'16
- Rents positive for 25 consecutive quarters
- ~560,000 units under construction
- 2016 completions expected to top 300,000 for first time in three decades
- Momentum in certain markets beginning to shift ~ seeing penalties from product / investment mistakes
  - Floor plan mix
  - Amenities
  - Location



Occupancy
96.5%
100%
95%
90%
85%
1Q00
3Q00
1Q01
3Q01
1Q02
3Q02
1Q03
3Q03
1Q04
3Q04
1Q05
3Q05
1Q06
3Q06
1Q07
3Q07
1Q08
3Q08
1Q09
3Q09
1Q10
3Q10
1Q11
3Q11
1Q12
3Q12
1Q13
3Q13
1Q14
3Q14
1Q15
3Q15
1Q16
3Q16



Annual Change in Effective Rents
4.0%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
1Q00
3Q00
1Q01
3Q01
1Q02
3Q02
1Q03
3Q03
1Q04
3Q04
1Q05
3Q05
1Q06
3Q06
1Q07
3Q07
1Q08
3Q08
1Q09
3Q09
1Q10
3Q10
1Q11
3Q11
1Q12
3Q12
1Q13
3Q13
1Q14
3Q14
1Q15
3Q15
1Q16
3Q16

6

REALPAGE Outperform

PROPERTY MANAGEMENT

- Non-GAAP on demand revenue grew 11% YOY in Q3'16
- OneSite achieved solid growth
- Accounting achieving solid traction ~ driving multiple solution suite deals
- eSupply + OpsTechnology = powerful tool for optimizing operational spend
- Compliance Monitoring adoption continues
- SmartSource contributing to YOY growth ~ international labor opportunity

RESIDENT SERVICES

- Non-GAAP on demand product family revenue grew 50% YOY in Q3'16
- NWP, Renter's Insurance, Payments, Resident Portal driving category
- Integrating NWP & Velocity to include best of both platforms
- NWP synergies ahead of schedule
  - Purchase valuation slightly under 6x EBITDA as of Q3'16
  - Expect more synergies in 2017
- Industry continues to focus on resident experience ~ Resident Portal benefits


NWP
services corporation.

8

REALPA

ASSET OPTIMIZATION 9 Non-GAAP on demand product family revenue grew 15% YOY in Q3’16Growth driven by YieldStar® and Business IntelligenceBI solutions are major competitive differentiator ~ driving multiple solution suite deals

LEASING & MARKETING

- Non-GAAP on demand product family revenue declined 2% YOY in Q3'16
- Screening, Online Leasing and Websites experienced growth
- Contact Center headwinds continue, but new sales bookings highest since Q1'14
- Divested ILS and senior living referral services to nation's leading referral service ~ margin and capital allocation driven decision
- Committed to senior market excluding paid lead generation
    - New 5,000 unit senior client deploying ~10 solutions with starting RPU of ~$65



10

SALES FORCE

- Highest booking dollar level since Q4'14
  - Tenured sales force
  - Most compelling product suite ever
  - Increased client demand
- Resident Services, Leasing & Marketing driving growth in bookings
- Optimizing sales force team
- Signs of sales force productivity improvement

11

REALPAGE Outperform

SUMMARY

- Strong financial performance ~ profit levels outperforming
- Multifamily market experiencing softness in certain geographic areas ~ could translate to modest Leasing & Marketing acceleration, particularly in Contact Center
- Data-centric & suite strategy driving broader client adoption
- Continue innovation investments ~ still expect to achieve margin expansion in line with our goal
- Early traction on 2020 goal of $1 billion in revenue and 30% adjusted EBITDA margin
- Balanced strategy of top-line growth and profitability

12

REALPAGE Outperform

BRYAN HILLCFO & TREASURER

FINANCIAL SUMMARY

- Strong Q3'16 performance reflects
  - Power & scale of RealPage platform
  - Success of acquisition strategy
  - Unique ability to leverage massive real-time transaction data & sales force footprint
- Non-GAAP total revenue of $147.8 million – 22% YOY growth compared to Q3'15
- Adjusted EBITDA expands 230 basis points YOY
- Non-GAAP diluted earnings per diluted share growth of 33% compared to Q3'15
- YTD FCF ROIC of 25%+



$170.0
$150.0
$130.0
$110.0
$90.0
$70.0
$50.0
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
$13
$12
$13
$13
$14
$108
$110
$115
$130
$134
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Transactional Revenue
Subscription, On Premise, Prof & Other Revenue
Revenue Growth



$155.0
$145.0
$135.0
$125.0
$115.0
$105.0
$95.0
23.0%
22.0%
21.0%
20.0%
19.0%
18.0%
17.0%
$121
$121
$128
$142
$148
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Total Revenue
Adjusted EBITDA Margin

14

REALPAGE Outperform

FINANCIAL SUMMARY Non-GAAP on demand revenue of $140.7 million – 21% YOY growth compared to Q3’15Subscription = 90% and grew 24% YOYBroad-based revenue tractionResident Services – 50% YOY growthProperty Management – 11% YOY growthAsset Optimization – 15% YOY growth 15

LAND AND EXPAND Total ACV of $566 million – 21% YOY growthTop 100 average RPU of $73 in Q3‘16Consistent growth across all client segments20,000+ CAGR of 10% (2012 – 2015)5,000 – 20,000 CAGR of 11% (2012 – 2015)Below 5,000 CAGR of 15% (2012 – 2015) 2012 2013 2014 2015 Q3’16 ACV $333.0 $378.1 $405.2 $469.7 $565.7 Units 8.1 9.0 9.6 10.6 11.3 RPU $41.05 $41.91 $42.39 $44.45 $50.28 16

TOP 50 RPU 17 RPU range of $134 to $267Average $177 in RPU in Q3’16Broad distribution acrossclient categories for Q3’16Top 50 average RPU 3.5x aggregate RPU of $50

PROFITABILITY
Q3'16

- Efficiency gains across business
- Adjusted gross margin diluted by 220 bp from NWP
- Non-GAAP operating expense margin improved 280 bp YOY to lowest level in company history
- Adjusted EBITDA margin expansion of 230 bp YOY ~ disciplined cost containment strategies
- Highly focused on continued margin expansion
- Non-GAAP net income per diluted share of $0.20 ~ YOY growth of 33%



$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
22.5%
22.0%
21.5%
21.0%
20.5%
20.0%
19.5%
19.0%
18.5%
$24
$27
$27
$31
$33
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Adjusted EBITDA ($)
Adjusted EBITDA Margin (%)

18

REALPAGE Outperform

LIQUIDITY & OPERATING CASH FLOW Cash flow from operations grew 126% YOY, includes $14 million benefit related to tenant improvement reimbursementsCapex elevated for headquarters ~ expected to return to 5% of revenue in 2017 and beyondRepurchased nearly 3.8 million shares program to date (millions) Q3 2015 Q3 2016 Balance sheet Cash and Cash equivalents $18.6 $69.1 Debt $44.0 $122.9 Cash Flow Operating Cash Flow $19.7 $44.5 Capital Expenditures $7.5 $22.5 19

2016 EXPECTATIONS FY’16 Adjusted EBITDA of $124.5 million to $126 million – increase of $1.8 million from August 3, 2016 outlookFY’16 Non-GAAP EPS of $0.73 to $0.75 – increase of $0.02 from August 3, 2016 outlookFY‘16 Non-GAAP total revenue of $566 million to $569 million – midpoint assumes 22% YOY growth$1.0 million in revenue expected from senior living ILS and referral services prior to saleSlightly ahead of 15% revenue growth rate for 2020 goal of $1 billion in revenue 20 * - Recently, the U.S. Securities and Exchange Commission staff issued new guidance regarding the use of non-GAAP financial measures. While the company has reconciled guidance as part of its “Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Measures” as set forth in this presentation, the company believes that revising the guidance bullets mid-year during 2016 to present the GAAP equivalent may confuse our stockholders and the investment community. As a result, the company plans to present both the non-GAAP financial measure and the applicable GAAP financial measure in its guidance bullets beginning with the release of its fiscal year 2017 guidance.

APPENDIX

22 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP MEASURES

23 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP MEASURES

24 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP MEASURES

25 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP MEASURES

26 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP MEASURES

27 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP MEASURES

28 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP MEASURES